UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

February 3, 2021

Date of Report (date of earliest event reported)

Mahwah Bergen Retail Group, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-39300	30-0641353
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

933 MacArthur Boulevard

Mahwah, New Jersey 07430

(Address of principal executive offices, including zip code)

(551) 777-6700

(Registrant’s telephone number, including area code)

Ascena Retail Group, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 4, 2021, Mahwah Bergen Retail Group, Inc. (f/k/a Ascena Retail Group, Inc.) (the “Company”) appointed Carrie Teffner as President, effective immediately.

Ms. Teffner currently also serves the Company as Interim Executive Chair of the Board, and biographical information for her can be found in the Company’s Amendment No. 1 to the Annual Report on Form 10-K for the fiscal year ended August 1, 2020, filed with the Securities and Exchange Commission on December 14, 2020, and is incorporated herein by reference. There are no family relationships between Ms. Teffner and any director or executive officer of the Company that are required to be disclosed pursuant to Item 401(d) of Regulation S-K, and there are no current or proposed transactions in which Ms. Teffner has or will have a direct or indirect material interest and in which the Company is or will be a participant that require disclosure pursuant to Item 404(a) of Regulation S-K.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously reported, on December 23, 2020, the Company and certain of its subsidiaries completed their sale (the “363 Sale”) of assets relating to their Ann Taylor, LOFT, Lane Bryant and Lou & Grey brands to Premium Apparel LLC, an affiliate of Sycamore Partners Management, L.P.

In connection with the consummation of the 363 Sale, on February 3, 2021, the Company filed an amendment (the “Certificate of Amendment”) to the Company’s certificate of incorporation, with the Secretary of State of the State of Delaware, to change the name of the Company from Ascena Retail Group, Inc. to Mahwah Bergen Retail Group, Inc. A copy of the Certificate of Amendment, which became effective on February 3, 2021, is filed herewith as Exhibit 3.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Certificate of Amendment.
104	Cover Page Interactive Data File. The cover page XBRL tags are embedded within the inline XBRL document (contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mahwah Bergen Retail Group, Inc.

(Registrant)

Date: February 4, 2021

By:	/s/ Carrie Teffner
Carrie Teffner
President and Interim Executive Chair of the Board